FORM OF DEBT CONVERSION AGREEMENT

      This Debt Conversion Agreement made as of this 20th day of August, 2007 between Gilman + Ciocia, Inc., a Delaware corporation (the "Company"), and the parties who have executed this agreement (individually a "Creditor" and collectively the "Creditors").

      WHEREAS, the Company and the Creditors are parties to a stock purchase agreement dated August 20, 2007 (the "Purchase Agreement") whereby the Creditors will purchase shares of common stock of the Company upon the terms and conditions set forth therein; and

      WHEREAS, a condition to the closing of the transactions contemplated by the Purchase Agreement is the execution and delivery by each purchaser a party thereto of an investor qualification statement (each an "Investor Qualification Statement"); and

      WHEREAS, the Company is obligated to each Creditor in the principal amount plus accrued interest as set forth on the signature page hereto (the "Obligation"); and

      WHEREAS, the Creditors are, severally, willing to release the Company from its obligation to pay the Obligations upon the terms and conditions set forth herein.

      NOW THEREFORE, in consideration of the terms, conditions and agreements contained in this Agreement, the parties agree as follows:

      1. ISSUANCE OF SHARES.

            (a) As payment for the Creditor's purchase of the number of shares of the Company's common stock ("Shares") set forth on the signature page, the Company agrees to accept cancellation of the Obligations in full satisfaction of the Company's obligation to repay the Obligations. The Company and the Creditor acknowledge and agree that the number of Shares was calculated by dividing the Obligations by $0.10 per Share. The Company agrees to issue and deliver the Shares to Creditor as provided in the Purchase Agreement. The Creditors agree to accept the Shares as cancellation of the Obligations in full satisfaction of the Company's obligation to repay the Obligations.

            (b) The obligations of each Creditor under this Agreement are several and not joint with the obligations of any other Creditor, and no Creditor shall be responsible in any way for the performance of the obligations of any other Creditor under this Agreement. Nothing contained herein, and no action taken by any Creditor pursuant thereto, shall be deemed to constitute the Creditors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Creditors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Creditor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Creditor to be joined as an additional party in any proceeding for such purpose. Each

Creditor represented that it has had the opportunity to consult with its own separate legal counsel and other advisors in their review and negotiation of this Agreement.

      2. CREDITOR'S REPRESENTATIONS AND WARRANTIES.

      In addition to the representations and warranties set forth in each Creditor's Investor Qualification Statement, each Creditor hereby acknowledges, represents and warrants to, and agrees with, the Company (severally and not jointly) as follows:

            (a) The Creditor has not transferred or assigned an interest in the Obligations to any third party.

            (b) The Creditor has full power and authority to execute and deliver this Agreement and the Investor Qualification Questionnaire and to perform the obligations of the Creditor hereunder and thereunder; and each such agreement is a legally binding obligation of the Creditor in accordance with its terms.

            (c) The execution and delivery by the Creditor of, and the performance by the Creditor of its obligations under this Agreement in accordance with the terms of this Agreement will not contravene any provision of applicable law, or the charter documents of the Creditor if applicable, or any agreement or other instrument binding upon the Creditor, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Creditor, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Creditor of its obligations under this Agreement in accordance with the terms of this Agreement.

      The foregoing representations, warranties and agreements shall survive the delivery of the Shares under this Agreement.

      3. COMPANY REPRESENTATIONS AND WARRANTIES.

      The Company hereby acknowledges, represents and warrants to, and agrees with the Creditor as follows:

            (a) The Company has been duly organized, is validly existing and is in good standing under the laws of the State of Delaware. The Company has full corporate power and authority to enter into this Agreement and this Agreement has been duly and validly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by the United States Bankruptcy Code and laws effecting creditors rights, generally.

            (b) Subject to the performance by the Creditor of its obligations under this Agreement and the accuracy of the representations and warranties of the Creditor in this Agreement and the Investor Qualification Statement, the offering and sale of the Shares will be exempt from the registration requirements of the Securities Act of 1933, as amended.


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

            (c) The execution and delivery by the Company of, and the performance by the Company of its obligations under this Agreement in accordance with the terms of this Agreement will not contravene any provision of applicable law or the charter documents of the Company or any agreement or other instrument binding upon the Company, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement in accordance with the terms of this Agreement.

      The foregoing representations, warranties and agreements shall survive the Closing.

      4. RELEASE.

      Upon the delivery of the Shares, the Creditor releases and forever discharges the Company of and from all and all manner of actions, suits, debts, sums of money, contracts, agreements, claims and demands at law or in equity, that Creditor had, or may have arising from the Obligations.

      5. MISCELLANEOUS.

            (a) Modification. Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

            Notices. Unless otherwise provided, any notice, authorization, request or demand required or permitted to be given under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or three (3) days following deposit with the United States Post Office, by registered or certified mail, postage prepaid, or one business day after it is sent by an overnight delivery service, or when sent by facsimile with machine confirmation of delivery addressed as follows:

         If to the Creditors to:

         The address set forth opposite their name on the signature page hereto.

         If to Company:

         Gilman + Ciocia, Inc.
         11 Raymond Avenue
         Poughkeepsie, New York 12603
         Attn: Legal Department
         Fax: (845) 622-3638


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

         In either case, with a copy to:

         Blank Rome LLP
         405 Lexington Avenue, 23rd Floor
         New York, New York 10174
         Attention: Robert J. Mittman, Esq.
         Fax: (212) 885-5001

      Any party may change its address for such communications by giving notice thereof to the other parties in conformity with this Section.

            (b) Counterparts. This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all the parties, notwith-standing that all parties are not signatories to the same counterpart.

            (c) Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligation of the Creditor shall be joint and several, and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

            (d) Entire Agreement. This instrument contains the entire agreement of the parties, and there are no representations, covenants or other agreements except as stated or referred to herein.

            (e) Applicable Law. This Agreement shall be governed and construed under the laws of the State of New York.

            (f) Third Party Beneficiaries. Purchasers under the Investor Purchase Agreement dated as of April 25, 2007 between the Company and the Purchasers named therein shall be third party beneficiaries of this Agreement.


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

      IN WITNESS WHEREOF, the Company and Creditors have caused this Agreement to be executed and delivered by their respective officers, thereunto duly authorized.

                                                    GILMAN + CIOCIA, INC.


                                                    By: /s/ Ted H. Finkelstein
                                                        Name: Ted H. Finkelstein
                                                        Title: Vice President

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
                     SIGNATURE PAGES FOR CREDITORS FOLLOW.]


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

               [CREDITOR SIGNATURE PAGES TO GILMAN + CIOCIA, INC.
                           DEBT CONVERSION AGREEMENT]

      IN WITNESS WHEREOF, the undersigned have caused this Debt Conversion Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

[NAME OF CREDITOR]
Prime Partners II, LLC


By: /s/ Ralph A. Porpora
    -------------------------
    Name: Ralph A. Porpora
    Title: Member and manager

Address for Notice of Creditor: 11 Raymond Avenue, Poughkeepsie, NY 12603

Amount of Obligations:

                                 Principal:     $1,542,000
                                  Interest:     $[       ]
                                                ----------
                                     Total:     $1,542,000
                                    Shares:     15,420,000
Description:

      Number                   Principal                   Issued Date
      ------                   ---------                   -----------


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